U.S. Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

May 4, 2006

Date of Report (Date of earliest event Reported)

MESA LABORATORIES, INC.

(Exact Name of Small Business Issuer as Specified in its Charter)

Commission File Number: 0-11740

COLORADO	84-0872291
(State or other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

12100 WEST SIXTH AVENUE, LAKEWOOD, COLORADO	80228
(Address of Principal Executive Offices)	(Zip Code)

Issuer’s telephone number, including area code: (303) 987-8000

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ON MAY 10, 2006, THE REGISTRANT FILED A CURRENT REPORT ON FORM 8-K RELATING TO ITS ACQUISITION OF RAVEN BIOLOGICAL LABORATORIES, INC. THE PURPOSE OF THE AMENDMENT IS TO PROVIDE THE FINANCIAL STATEMENTS AND INFORMATION REQUIRED BY ITEM 9.01 OF THE FORM 8-K.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

The Audited Financial Statements of Raven Biological Laboratories, Inc. for the fiscal year ended October 31, 2005 is attached as Exhibit 99.2.

(b)	Pro Forma Financial Information.

The Unaudited Pro Forma Condensed Consolidated Balance Sheet of Registrant as of March 31, 2006 and the Unaudited Pro Forma Condensed Consolidated Statement of Income of Registrant for the fiscal year ended March 31, 2006 are attached as Exhibit 99.3.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MESA LABORATORIES, INC. (Issuer)

DATED: July 20, 2006	BY:	/s/ Luke R. Schmieder
Luke R. Schmieder
Chief Executive Officer, Treasurer
and Director

INDEX TO EXHIBITS

Exhibit No.	Description	Method of Filing

99.1	Press release dated May 4, 2006	Previously Filed

99.2	The Audited Financial Statements of Raven Biological Laboratories, Inc. for the fiscal year ended October 31, 2005	Filed Herewith

99.3	The Unaudited Pro Forma Condensed Consolidated Balance Sheet of Registrant as of March 31, 2006 and the Unaudited Pro Forma Condensed Consolidated Statement of Income of Registrant for the fiscal year ended March 31, 2006	Filed Herewith